Exhibit 10.31

DEMAND PROMISSORY NOTE

$200,000                                                                           Date: October 23, 2008

FOR VALUE RECEIVED, the undersigned jointly and severally promise to pay to the order of Warren Breslow, the sum of Two Hundred Thousand Dollars and no/100 ($200,000.00), together with interest of 10% per annum on the unpaid balance.

The entire principal and any accrued interest shall be fully and immediately payable UPON DEMAND of any holder thereof.

”Borrower”

Aura Systems, Inc.

____________________
Melvin Gagerman
Chief Executive Officer

Dated: October  23, 2008